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                               WRITTEN CONSENT OF
                             THE SOLE STOCKHOLDER OF
                           IVAC MEDICAL SYSTEMS, INC.

                                  July 1, 1996


     The following action is taken by Written Consent of the sole stockholder of IVAC Medical Systems, Inc. a Delaware corporation ("the Corporation") as of July 1, 1996, pursuant to Section 228 of the Delaware General Corporation Law.

     The following resolution is adopted:

     RESOLVED, that the following proposed actions are hereby approved and, pursuant to Internal Revenue Code Section 280G(b)(5) and Proposed Treasury Regulations Section 1.280G-1, A-7, shall not constitute parachute payments:

     1. The payments by this Corporation under the 1996 Management Incentive Plan (MBO) and 1996 Performance Incentive Plan (4%) (each a "Bonus Plan") which has been amended by the addition of the following provision:

          In the event of a Corporate Transaction (as defined in the IVAC Holdings, Inc. 1996 Key Contributor Stock Option Plan) with respect to either IVAC Holdings, Inc. or the Corporation on or before December 31, 1996, each participant in the Bonus Plan who is employed by the Corporation at the time of such Corporate Transaction shall, if the Corporation has achieved 80% or more of the Bonus Plan's year-to-date EBITDA financial goal as of the time of the Corporate Transaction (after Corporate-Transaction-related expenses are backed out), be entitled to and shall immediately before the Corporate Transaction receive 100% of his or her target award, without regard to any other requirement of the Bonus Plan. Year-to-date EBITDA financial goals shall be determined by the monthly projections which established the annual EBITDA financial goal; if the Corporate Transaction occurs mid-month, the year-to-date EBITDA financial goal shall be specified by interpolation (by number of days) between the previous-month-end EBITDA projection and the then-current-month-end EBITDA projection.


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     Failure of all stockholders to give Written Consent hereto shall be immaterial if holders of more than 75% of the total voting power do consent. This Written Consent action may be executed in counterparts. This Written Consent of a Supermajority of the Stockholders of IVAC Medical Systems, Inc. has been executed effective as the date first written above.


                                   IVAC HOLDINGS, INC.

                                   By:  /s/   William J. Mercer
                                        -------------------------
                                        William J. Mercer
                                        Chief Executive Officer












                       [SIGNATURE PAGE TO WRITTEN CONSENT
                            OF THE SOLE STOCKHOLDER
                         OF IVAC MEDICAL SYSTEMS, INC.]